Sub-Item 77Q1(e)

                                AMENDMENT NO. 4
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of December 1, 2011, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Equity Funds (Invesco Equity Funds), and each of Invesco Canada Ltd.(formerly known as Invesco Trimark Ltd.), Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, I and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                              W I T N E S S E T H:

     WHEREAS, the parties desire to amend the Contract to remove the following series portfolios: Invesco Large Cap Basic Value Fund and Invesco Large Cap Growth Fund;

     NOW, THEREFORE, the parties agree that;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                     FUNDS

                    Invesco Capital Development Fund
                    Invesco Charter Fund
                    Invesco Constellation Fund
                    Invesco Disciplined Equity Fund
                    Invesco Diversified Dividend Fund
                    Invesco Summit Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                     INVESCO ADVISERS, INC.

                                     Adviser

                                     By: /s/ John M. Zerr
                                         -----------------------------------
                                         Name:  John M. Zerr
                                         Title: Senior Vice President

                                     INVESCO CANADA LTD.

                                     Sub-Adviser

                                     By: /s/ Eric J. Adelson
                                         -----------------------------------
                                         Name:  Eric J. Adelson
                                         Title: Senior Vice President and
                                                Secretary

                                     By: /s/ Wayne Bolton
                                         -----------------------------------
                                         Name:  Wayne Bolton
                                         Title: Vice President, Compliance &
                                                Chief Compliance Officer

                                INVESCO ASSET MANAGEMENT
                                DEUTSCHLAND GMBH

                                Sub-Adviser

                                By: /s/ Carl Bayer          /s/ Jens Langewand
                                    -------------------------------------------
                                    Name:  Carl Bayer           Jens Langewand
                                    Title: Managing Director

                                     INVESCO ASSET MANAGEMENT LIMITED

                                     Sub-Adviser

                                     By: /s/ G J Proudfoot
                                         --------------------------------------
                                         Name:  G.J. Proudfoot
                                         Title: Director

                                     INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                     Sub-Adviser

                                     By: /s/ Masakazu Hasegawa
                                         -------------------------------------
                                         Name:  Masakazu Hasegawa
                                         Title: Managing Director

                                     INVESCO AUSTRALIA LIMITED

                                     Sub-Adviser

                                     By: /s/ Nick Burrell      /s/ Mark Yesberg
                                         --------------------------------------
                                         Name:  Nick Burrell       Mark Yesberg
                                         Title: Company Secretary    Director

                                     INVESCO HONG KONG LIMITED

                                     Sub-Adviser

                                     By: /s/ Anna Tong        /s/ Fanny Lee
                                         ------------------------------------
                                         Name:  Anna Tong         Fanny Lee
                                         Title: Director          Director

                                     INVESCO SENIOR SECURED MANAGEMENT, INC.

                                     Sub-Adviser

                                     By: /s/ Jeffrey H. Kupor
                                         -------------------------------------
                                         Name:  Jeffrey H. Kupor
                                         Title: Secretary and General Counsel